UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2019

Southcross Energy Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35719	45-5045230
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1717 Main Street
Suite 5200
Dallas, Texas 75201
(Address of principal executive office) (Zip Code)

(214) 979-3700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On February 27, 2019, Southcross Energy Partners, L.P. (the “Partnership”) announced that it had received notification from the New York Stock Exchange (the “NYSE”) that the staff of NYSE Regulation, Inc. (the “NYSE Regulation”) has determined to commence proceedings to delist the common units representing limited partner interests (the “Common Units”) of the Partnership. The NYSE Regulation reached its decision to delist the Common Units pursuant to Rule 802.01C of the NYSE’s Listed Company Manual, as the Partnership’s unit price had fallen below the NYSE’s continued listing standard for average closing price of less than $1.00 over a consecutive 30 trading-day period and failed to cure this non-compliance within the required timeframe. The NYSE Regulation will apply to the Securities and Exchange Commission (the “SEC”) to delist the Common Units from the NYSE upon completion of all applicable procedures, including any appeal by the Partnership of the decision of NYSE Regulation's staff. Trading in the Common Units on the NYSE was suspended after the market close on the NYSE on February 27, 2019.
The Partnership does not intend to appeal the decision of NYSE Regulation's staff. As such, on February 27, 2019, the Partnership announced that it will move trading in the Common Units to the OTCQX® from the NYSE effective at the market close of trading on the NYSE on February 27, 2019. On February 28, 2019, the Common Units will begin trading on the OTCQX® under the new ticker symbol "SXEE" at the market open. The Partnership remains a publicly traded partnership, will continue to make all required SEC filings and will remain subject to SEC rules and regulations applicable to reporting companies under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Partnership plans to maintain an independent Audit Committee and to provide annual financial statements audited by a Public Company Accounting Oversight Board (PCAOB) independent registered public accounting firm and unaudited interim financial reports prepared in accordance with U.S. generally accepted accounting principles.

The delisting of the Common Units from the NYSE could negatively impact the Partnership by (i) reducing the liquidity and market price of the Partnership’s Common Units; (ii) reducing the number of investors willing to hold or acquire the Partnership’s Common Units, which could negatively impact the Partnership’s ability to raise equity financing; (iii) limiting the Partnership’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing the Partnership from accessing the public capital markets; and (iv) impairing the Partnership’s ability to provide equity incentives to its employees.

Item 7.01 Regulation FD Disclosure.

On February 27, 2019, the Partnership issued a press release announcing the NYSE’s suspension of trading and commencement of delisting procedures and the movement of the Common Units from the NYSE to the OTCQX®. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Press Release, dated February 27, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southcross Energy Partners, L.P.

	By:	Southcross Energy Partners GP, LLC,
its general partner

Dated: February 28, 2019	By:	/s/ Kelly Jameson
		Name:	Kelly J. Jameson
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated February 27, 2019.